[SHIP]
                            [THE VANGUARD GROUP LOGO]
                        VANGUARD(R) PRECIOUS METALS FUND
                 (formerly Vanguard Gold & Precious Metals Fund)

                          SUPPLEMENT TO THE PROSPECTUS

On May 22, 2001, a Special Meeting of Shareholders was held to vote on changing the Fund's current status to nondiversified.
     Shareholders approved the new policy, permitting the Fund to acquire larger positions in individual companies when the investment adviser believes that potential returns justify additional risk. However, by doing so, the Fund will increase the chance that its performance may be hurt disproportionately by the poor performance of relatively few securities.


(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS53A 052001